SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

NETSCOUT SYSTEMS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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+ C 1234567890 000004 MMMMMM ENDORSEMENT_LINE______________ SACKPACK_____________ MR A SAMPLE Online DESIGNATION (IF ANY) ADD 1 Go to www.envisionreports.com/NTCT ADD 2 or scan the QR code — login details are located ADD 3 in the shaded bar below. ADD 4 MMMMMMMMM ADD 5 ADD 6 Votes submitted electronically must be received by 11:59 p.m., (ET), on September 11, 2019. Shareholder Meeting Notice 1234 5678 9012 345    Important Notice Regarding the Availability of Proxy Materials for the NetScout Systems, Inc. Shareholder Meeting to be Held on September 12, 2019. Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement, annual report to shareholders and directions to the annual meeting are available at: www.envisionreports.com/NTCT Easy Online Access — View your proxy materials and vote. Step 1:                Go to www.envisionreports.com/NTCT. Step 2:    Click on Cast Your Vote or Request Materials. Step 3:    Follow the instructions on the screen to log in. Step 4:    Make your selections as instructed on each screen for your delivery preferences. Step 5:    Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before August 30, 2019 to facilitate timely delivery. 2NOT COY + 033JOD

Shareholder Meeting Notice NetScout Systems, Inc. Annual Meeting of Shareholders will be held on September 12, 2019 at NetScout Systems, Inc., 310 Littleton Road, Westford, Massachusetts, at 10:00 a.m. Eastern Time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4 set forth below:                1. To elect three Class II directors nominated by our Board to the Board of Directors, each to serve a three-year term or until their successors are elected and qualified;                01—Anil K. Singhal                02—John R. Egan                03—Robert E. Donahue                2. To approve the NetScout Systems, Inc. 2019 Equity Incentive Plan.                3. To ratify the appointment of PricewaterhouseCoopers LLP as NetScout’s independent registered public accounting firm for the fiscal year ended March 31, 2020.                4. To approve, on an advisory basis, the compensation of NetScout’s named executive officers, as disclosed in our proxy statement, in accordance with Securities and Exchange Commission rules.                Note: Your proxy holder will also vote on any other business properly brought before the Annual Meeting. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.    Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. —    Internet – Go to www.envisionreports.com/NTCT. Click Cast Your Vote or Request Materials. —    Phone – Call us free of charge at 1-866-641-4276. —    Email – Send an email to investorvote@computershare.com with “Proxy Materials NetScout Systems, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.                To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by August 30, 2019.